UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020 (March 30, 2020)

FRONT YARD RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RESI	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement

On March 30, 2020, Front Yard Residential Corporation (the “Company”), acting through its subsidiaries, amended the terms of its Second Amended and Restated Loan and Security Agreement (the “Nomura Loan Agreement”) with Nomura Corporate Funding Americas, LLC (“Nomura”). In addition, the Company amended its Guaranty (the “Guaranty”) made by the Company in favor of Nomura with respect to the Nomura Loan Agreement. In connection therewith:

•	the maturity date of the facility was extended to May 3, 2020; and

•	a customary financial covenant definition was amended in the Company's favor.

The obligations of the Company’s subsidiaries under the Nomura Loan Agreement, as amended, continue to be fully guaranteed by the Company pursuant to the Guaranty.

Other than as described above, the terms of the Nomura Loan Agreement remain substantially unchanged.

The disclosures herein regarding the Nomura Loan Agreement do not purport to be complete and are qualified in their entirety by the full text of the Nomura Loan Agreement, which was filed as Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2018. The disclosures herein regarding the Guaranty do not purport to be complete and are qualified in their entirety by the full text of the Guaranty, which was filed as Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 7, 2015.

For additional disclosures regarding the terms of the Nomura Loan Agreement and the Guaranty, see the Company’s the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 28, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation
April 3, 2020	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer